UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 17, 2017

Date of Report (Date of earliest event reported)

FBR & CO.

(Exact Name of Registrant as Specified in its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

001-33518	20-5164223
(Commission File Number)	(IRS Employer Identification No.)

1300 North Seventeenth Street

Arlington, VA 22209

(Address of Principal Executive Office) (Zip Code)

(703) 312-9500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On February 17, 2017, FBR & Co. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with B. Riley Financial, Inc. (“B. Riley”), pursuant to which the Company will merge with and into B. Riley (or a subsidiary of B. Riley), with B. Riley (or its subsidiary) as the surviving corporation (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of the Company’s common stock, par value $0.001 per share (“Company Common Stock”), excluding certain specified shares, will be converted into the right to receive 0.671 of a share (the “Share Consideration”) of B. Riley’s common stock, par value $0.0001 per share (“B. Riley Common Stock”).

In addition, prior to the closing of the Merger, the board of directors of the Company (the “Company Board”) may declare and pay a cash dividend (the “Pre-Closing Dividend”) to holders of Company Common Stock and Company equity awards. The Pre-Closing Dividend on a per share basis will be equal to the value of cash and certain specified investments on the Company’s balance sheet in excess of $33,500,000 divided by the total number of fully diluted shares of Company Common Stock outstanding (subject to certain adjustments if the Pre-Closing Dividend would be equal to or more than $8.50 per fully diluted share of Company Common Stock).

At the Effective Time, each outstanding option to purchase shares of Company Common Stock granted under a Company stock plan will vest and be converted into a number of shares of B. Riley Common Stock having a value equal to the value of a share of Company Common Stock prior to the payment of the Pre-Closing Dividend (the “Final Pre-Dividend Price”), less the applicable exercise price and subject to rounding. Any option that has an exercise price that is greater than or equal to the Final Pre-Dividend Price will be cancelled for no consideration.

At the Effective Time, (i) each outstanding share of Company restricted stock will be converted into a number of restricted shares of B. Riley Common Stock equal to the Share Consideration and the right to receive the Pre-Closing Dividend, and (ii) each outstanding Company restricted stock unit award and performance stock unit award will be converted into (A) a restricted stock unit award with respect to a number of shares of B. Riley Common Stock equal to the number of shares of Company Common Stock underlying the Company award (in the case of performance stock units, with the number of shares deemed to be equal to the greater of the number of shares that would be earned based on the Company’s actual performance for the most recently completed fiscal quarter prior to the Effective Time, and the level of achievement resulting in 50% of the number of shares being earned) multiplied by the Share Consideration, and (B) a right to receive the Pre-Closing Dividend in respect of each share of Company Common Stock underlying such Company award. Each such B. Riley restricted stock award and restricted stock unit award and the right to the Pre-Closing Dividend will continue to be governed by the same terms and conditions as were applicable to the corresponding Company award immediately prior to the Effective Time (except that performance-based vesting conditions will no longer apply).

At the Effective Time, each outstanding option to purchase a share of Company Common Stock held by a certain investor will be converted into an option to purchase shares of B. Riley Common Stock, with the number of shares and exercise price equitably adjusted to reflect the Pre-Closing Dividend and the shares of B. Riley Common Stock to be issued in the Merger (the “Share Issuance”). Each such B. Riley option will continue to be governed by the same terms and conditions as were applicable to the applicable Company award immediately prior to the Effective Time.

The Company and B. Riley have made customary representations, warranties and covenants in the Merger Agreement for a transaction of this nature. The Company and B. Riley have also agreed, among other things, to covenants relating to (i) the conduct of their respective businesses during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (ii) facilitating the Company’s shareholders’ and B. Riley’s stockholders’ consideration of, and voting upon, the adoption or approval of the Merger Agreement and certain related matters (including, in the case of B. Riley, the approval of the Share Issuance), (iii) the recommendation by the Company Board in favor of the Merger Agreement, (iv) and the board of directors of B. Riley’s recommendation in favor of the approval of the Share Issuance and certain related matters, and (v) the use of their respective reasonable best efforts to obtain necessary regulatory approvals and to do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the Merger. In addition, the Company has agreed to non-solicitation obligations relating to alternative business combination transactions subject to certain exceptions.

Consummation of the Merger is subject to certain closing conditions, including: (i) the approval of the Merger Agreement by the holders of a majority of the outstanding shares of Company Common Stock as of the applicable record date, (ii) the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of Company Common Stock as of the applicable record date, (iii) the approval of the Share Issuance by a majority of the votes cast on the issuance, (iv) the absence of any law or order prohibiting the Merger or the other transactions contemplated by the Merger Agreement, (v) the receipt of certain required regulatory approvals that do not contain materially burdensome regulatory conditions, subject to certain exceptions and (vi) effectiveness of the registration statement for the Share Issuance. The obligation of each party to consummate the Merger is also conditioned upon the accuracy of the other party’s representations and warranties (subject to customary materiality qualifiers), the other party’s performance in all material respects of its obligations contained in the Merger Agreement and the receipt by such party of a tax opinion to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. The obligation of B. Riley to consummate the Merger is also conditioned upon the Company having $33,500,000 in cash and certain specified investments at the Effective Time.

The Merger Agreement contains certain termination rights for both the Company and B. Riley, including (i) if the consummation of the Merger is legally prohibited or enjoined, (ii) the failure of the Merger to be consummated by September 30, 2017 (the “Outside Date”) or (iii) in the event that the approval of the Company’s shareholders or B. Riley’s stockholders is not obtained. In addition, in certain circumstances, B. Riley may terminate the Merger Agreement prior to the approval of the Company’s shareholders in the event that (A) the Company materially breaches certain non-solicitation obligations relating to alternative business combination transactions, (B) the Company Board changes its recommendation or (C) the Company Board recommends a tender offer or fails to recommend against such tender offer within 10 business days after commencement thereof. The Merger Agreement also provides that the Company will be obligated to pay a termination fee of $5 million to B. Riley if the Merger Agreement (i) is terminated by B. Riley in the circumstances described in the preceding sentence or (ii) (A) if an acquisition proposal is made to the Company or to its shareholders publicly, (B) the Merger Agreement is terminated for failure to consummate the Merger by the Outside Date or for failure to obtain the approval of the Company’s shareholders and (C) the Company enters into a definitive agreement with respect to or consummates certain acquisition proposals within 12 months of termination of the Merger Agreement.

The Merger Agreement further provides that, at or prior to the Effective Time, the board of directors of B. Riley will be increased by one, which vacancy will be filled by a current member of the Company Board. Pursuant to an employment agreement entered into by B. Riley and Richard J. Hendrix (Chairman, President and Chief Executive Officer of the Company), Mr. Hendrix will become President and Chief Executive Officer of the combined investment banking and brokerage business and will be appointed to the board of directors of B. Riley, contingent on Mr. Hendrix remaining employed by the Company through the closing of the Merger.

Voting Agreements

On February 17, 2017, certain officers and directors of the Company entered into voting agreements with B. Riley with respect to shares of the Company Common Stock held by such officers or directors, and certain officers and directors of B. Riley entered into voting agreements with the Company with respect to shares of B. Riley Common Stock held by such officers or directors (collectively, the “Voting Agreements”) on substantially the same terms, as described below.

The Voting Agreements generally require each person party thereto (each, a “Shareholder”) in his or her capacity as a shareholder, to vote all of the shares of common stock over which such Shareholder has voting control in favor of the approval of the Merger Agreement and certain related matters (including, in the case of the B. Riley stockholders, the Share Issuance) and against alternative transactions and generally prohibit them from transferring their shares of common stock, subject to certain exceptions. The Voting Agreements will terminate in certain circumstances, including upon the consummation of the Merger or the termination of the Merger Agreement in accordance with its terms.

The foregoing description of the Merger Agreement and the Voting Agreements do not purport to be complete and are qualified in their entirety by reference to the respective agreements attached hereto as Exhibits 2.1, 99.1 and 99.2, respectively, which are incorporated by reference herein.

The Merger Agreement and Voting Agreements and the above description of the Merger Agreement and Voting Agreements have been included to provide investors and securityholders with information regarding the terms of the Merger Agreement and Voting Agreements. The Merger Agreement and Voting Agreements and the above description are not intended to provide any other factual information about the Company, B. Riley, or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them rather than establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, B. Riley or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or B. Riley. The Merger Agreement and Voting Agreements should not be read alone, but should instead be read in conjunction with the other information about the Company or B. Riley and their respective subsidiaries. The Merger Agreement, and information about the Merger, that will be contained in, or incorporated by reference into the Registration Statement on Form S-4 that will include a Joint Proxy Statement of the Company and B. Riley, as well as in the reports, statements and other filings each of the Company and B. Riley make with the United States Securities and Exchange Commission (the “SEC”).

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause B. Riley’s or the Company’s performance or achievements to be materially different from any expected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and neither B. Riley nor the Company assume any duty to update forward looking statements. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the Merger involving B. Riley and the Company, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the possibility that the Merger does not close when expected or at all because required regulatory, stockholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (ii) changes in B. Riley’s share price before closing, including as a result of the financial performance of the Company prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; (iii) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which B. Riley and the Company operate; (iv) the ability to promptly and effectively integrate the businesses of B. Riley and the Company; (v) the reaction of the companies’ customers, employees and counterparties to the transaction; (vi) diversion of management time on transaction-related matters; and (vii) other risks that are described in B. Riley’s and the Company’s public filings with the SEC. For more information, see the risk factors described in each of B. Riley’s and the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

Investors are urged to carefully review and consider each of B. Riley’s and the Company’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. In connection with the proposed transaction, B. Riley will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of B. Riley and the Company and a Prospectus of B. Riley (the “Joint Proxy/Prospectus”), as well as other relevant documents concerning the proposed transaction. Investors are urged to carefully read the Registration Statement and the Joint Proxy/Prospectus regarding the transaction in their entirety when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A definitive Joint Proxy/Prospectus will be sent to the stockholders of B. Riley and shareholders of the Company. In addition, investors will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus from the Company by going to its investor relations page on its corporate web site at www.fbr.com or by contacting the Company’s investor relations department at (703) 312-9715 and from B. Riley by going to its investor relations page on its corporate web site at www.brileyco.com or by contacting B. Riley’s investor relations department at (310) 689-5235. Copies of the Joint Proxy Statement/Prospectus and the filings with the SEC that will be incorporated by reference in the Joint Proxy Statement/Prospectus can also be obtained, without charge, by directing a written request to B. Riley, Attention: Corporate Secretary, 21255 Burbank Boulevard, Suite 400, Woodland Hills, California 91367 or to the Company, Attention: Corporate Secretary, 1300 North Seventeenth Street, Arlington, Virginia 22209.

Participants in Solicitation

B. Riley and the Company and their directors and executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the security holders of the Company or B. Riley in connection with the Merger. Information about the directors and executive officers of B. Riley and their ownership of B. Riley Common Stock is available in B. Riley’s definitive proxy statement, which was filed with the SEC on April 19, 2016. Information about the directors and executive officers of the Company and their ownership of the Company Common Stock is available in the Company’s definitive proxy statement, which was filed with the SEC on May 9, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of February 17, 2017, by and between FBR & Co. and B. Riley Financial, Inc.*

99.1	Form of Voting Agreement, dated February 17, 2017, by and between B. Riley Financial, Inc. and certain shareholders of FBR & Co.

99.2	Form of Voting Agreement, dated February 17, 2017, by and between FBR & Co. and certain stockholders of B. Riley Financial, Inc.

* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FBR & CO.

Date: February 21, 2017	By:	/s/ Bradley J. Wright
Bradley J. Wright Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of February 17, 2017, by and between FBR & Co. and B. Riley Financial, Inc.*

99.1	Form of Voting Agreement, dated February 17, 2017, by and between B. Riley Financial, Inc. and certain shareholders of FBR & Co.

99.2	Form of Voting Agreement, dated February 17, 2017, by and between FBR & Co. and certain stockholders of B. Riley Financial, Inc.

* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.